Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:	Leslie Hunziker Hertz Investor Relations (201) 307-2337 lhunziker@hertz.com	Richard Broome Hertz Media Relations (201) 307-2486 rbroome@hertz.com

HERTZ GLOBAL HOLDINGS ANNOUNCES PRICING OF $598 MILLION MEDIUM TERM RENTAL CAR ASSET BACKED NOTES

PARK RIDGE, NJ, June 10, 2011 — Hertz Global Holdings, Inc. (the “Company”) (NYSE: HTZ) announced today that Hertz Vehicle Financing LLC (“HVF”), a special purpose bankruptcy remote limited liability company of which The Hertz Corporation, a wholly-owned subsidiary of the Company, is the sole member, priced $598 million in aggregate principal amount of 3.5 year and 5.5 year Series 2011-1 Rental Car Asset Backed Notes, Class A and Class B, rated “Aaa” and “Baa2” by Moody’s, respectively.

The $320 million of 3.5 year Class A notes carry a 2.20% coupon, the $48 million of 3.5 year Class B notes carry a 4.17% coupon, the $200 million of 5.5 year Class A notes carry a 3.29% coupon, and the $30 million of 5.5 year Class B notes carry a 4.96% coupon.  The 3.5 year notes and 5.5 year notes have expected final payment dates in March 2015 and March 2017, respectively.  The Class B Notes are subordinated to the Class A Notes.

The notes are to be offered and sold only to qualified institutional buyers in an offering exempt from registration pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to investors outside the United States pursuant to Regulation S under the Securities Act.

The net proceeds from the sale of the notes will be, to the extent permitted by the applicable agreements, (i) used to pay the purchase price of vehicles acquired by HVF pursuant to the Company’s ABS Program, (ii) used to pay the principal amount of other ABS Program indebtedness that is then permitted or required to be paid or (iii) released to HVF to be distributed to The Hertz Corporation or otherwise used by HVF for general purposes.  The offering is expected to close on June 16, 2011 subject to customary closing conditions.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. The notes have not been and will not be registered under the Securities Act or any applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

ABOUT THE COMPANY

Hertz is the world’s largest general use car rental brand, operating from approximately 8,500 locations in approximately 150 countries worldwide. Hertz is the number one airport car rental brand in the U.S. and at 83 major airports in Europe, operating both corporate and licensee locations in cities and airports in North America, Europe, Latin America, Asia, Australia and New Zealand. In addition, the Company has licensee locations in cities and airports in Africa and the Middle East. Product and service initiatives such as Hertz #1 Club Gold(R), NeverLost(R) customized, onboard navigation systems, SIRIUS XM Satellite Radio, and unique cars and SUVs offered through the Company’s Adrenaline, and Green Traveler Collections, set Hertz apart from the competition. In 2008, the Company launched Connect by Hertz, entering the global car sharing market in London, New York City and Paris. Hertz also operates one of the world’s largest equipment rental businesses, Hertz Equipment Rental Corporation, offering a diverse line of equipment, including tools and supplies, as well as new and used equipment for sale, to customers ranging from major industrial companies to local contractors and consumers from approximately 320 branches in the United States, Canada, France, Spain, Italy, China and Saudi Arabia, as well as through its international licensees.

CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning the Company’s outlook, anticipated revenues and results of operations, as well as any other statement that does not directly relate to any historical or current fact. These forward-looking statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors that the Company believes are appropriate in these circumstances. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and our actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative.

Among other items, such factors could include: the effect of the debt markets on the offering and the Company’s ability to satisfy the closing conditions to the offering; levels of travel demand, particularly with respect to airline passenger traffic in the United States and in global markets; significant changes in the competitive environment, including as a result of industry consolidation, and the effect of competition in our markets, including on our pricing policies or use of incentives; occurrences that disrupt rental activity during our peak periods; our ability to achieve cost savings and efficiencies and realize opportunities to increase productivity and profitability; an increase in our fleet costs as a result of an increase in the cost of new vehicles and/or a decrease in the price at which we dispose of used vehicles either in the used vehicle market or under repurchase or guaranteed depreciation programs; our ability to accurately estimate future levels of rental activity and adjust the size of our fleet accordingly; our ability to maintain sufficient liquidity and the availability to us of additional or continued sources of financing for our revenue earning equipment and to refinance our existing indebtedness; safety recalls by the manufacturers of our vehicles and equipment; a major disruption in our communication or centralized information networks; financial instability of the manufacturers of our vehicles and equipment; any impact on us from the actions of our licensees, franchisees, dealers and independent contractors; our ability to maintain profitability during adverse economic cycles and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); shortages of fuel and increases or volatility in fuel costs; our ability to successfully integrate future acquisitions and complete future dispositions; our ability to maintain favorable brand recognition; costs and risks associated with litigation; risks related to our indebtedness, including our substantial amount of debt and our ability to incur substantially more debt and increases in interest rates or in our borrowing margins; our ability to meet the financial and other covenants contained in our senior credit facilities, our outstanding unsecured senior notes and certain asset-backed and asset-based funding arrangements; changes in accounting principles, or their application or interpretation, and our ability to make accurate estimates and the assumptions underlying the estimates, which could have an effect on earnings; changes in the existing, or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect our operations, the cost thereof or applicable tax rates; changes to our senior management team; the effect of tangible and intangible asset impairment charges; the impact of our derivative instruments, which can be affected by fluctuations in interest rates and commodity prices; and our exposure to fluctuations in foreign exchange rates. Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

The Company therefore cautions you against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.